    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2026 Results

Chicago, May 7, 2026 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2026 results.

First Quarter 2026 Financial Results

$MM (except shipments and per share data)
	Q1 2026	Q4 2025
Aluminum shipments (tonnes)	122,865	140,257
Net sales	$649.2	$633.7
Net income attributable to Century	$337.5	$1.8
Diluted earnings per share attributable to Century	$3.23	$0.02
Adjusted net income attributable to Century(1)	$170.7	$128.2
Adjusted earnings per common share(1)	$1.63	$1.25
Adjusted EBITDA attributable to Century(1)	$231.4	$170.6

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Business Highlights

•Net sales of $649.2 million increased sequentially
•Achieved adjusted EBITDA attributable to Century of $231.4 million
•Received insurance proceeds totaling $83 million to date related to Iceland equipment failure
•Initiated expansion of last 90 pots at Mt. Holly and restart of Line 2 at Grundartangi in April 2026
Net sales for the first quarter ended March 31, 2026 increased by $15.5 million sequentially primarily driven by an increase in realized metal prices, despite lower shipments following the first full quarter of Iceland line 2 equipment failure in late October 2025 and lower third-party alumina sales.
Century reported Net income attributable to Century of $337.5 million for the first quarter of 2026, a $335.7 million increase sequentially. The increase in net earnings during the first quarter of 2026 was primarily attributable to a one-time gain on sale of Hawesville of $287.9 million, a gain on insurance proceeds related to Iceland equipment failure of $33.0 million, favorable realized LME and regional premium prices, partially offset by unfavorable power price realization due to extreme winter weather in the United States and unfavorable raw material price realization.
First quarter results were also impacted by $166.8 million of net exceptional items, in particular, the gains described above; $48.1 million of unrealized losses on derivative instruments, net of tax; $60.0 million related to equipment failures in Iceland, net of tax; $5.9 million related to the impact of Hurricane Melissa on Jamalco's operations; $13.3 million in emergency energy charges related to extreme winter weather at Mt. Holly; $9.4 million of share-based compensation; Mt. Holly expansion project expenses of $7.5 million and Hawesville inventory write-down of $3.3 million. Therefore, Century reported an Adjusted net income attributable to Century of $170.7 million for the first quarter of 2026, a $42.5 million increase sequentially.
Adjusted EBITDA attributable to Century for the first quarter of 2026 was $231.4 million. This was an increase of $60.8 million from the prior quarter, mainly from favorable realized metal prices, sales mix and operating expenses, partially offset by unfavorable power price and raw material price realization.
Century's liquidity position at March 31, 2026 was $611.0 million, comprised of cash and cash equivalents of $244.1 million, restricted cash proceeds from the sale of Hawesville of $88.1 million, and $278.8 million in combined borrowing availability.

Second Quarter 2026 Outlook
The Company expects second quarter Adjusted EBITDA to range between $315 to $335 million primarily driven by higher realized LME and regional premiums and the expansion at Mt. Holly.
About Century Aluminum Company
With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures. We do not provide a reconciliation of forward-looking Adjusted EBITDA because the corresponding forward-looking GAAP financial measures is not currently available and management cannot reliably predict all the necessary components of such forward-looking GAAP measures without unreasonable effort or expense due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such a reconciliation, including adjustments that could be made for restructuring, the variability of our tax rate, the impact of foreign currency fluctuation, and other charges reflected in our historical results. The probable significance of each of these items is high and, based on historical experience, could be material.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Forward-looking statements, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of prices of our key raw materials and supply and availability of those key raw materials, including alumina, coke, pitch and aluminum fluoride; Our assessment of power prices and availability, including any potential curtailments or other disruptions in the supply of power; The impact of the wars in Ukraine and in the Middle East, including any sanctions and export controls targeting Russia and businesses or individuals tied to Russia; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to the restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Any future impact of the equipment failure at Grundartangi and related events on our financial and operating performance; The timing of our ability to return our operating facilities to full and normal operation following equipment failure or other extraordinary events including our expectations as to timing for bringing our Grundartangi facility back to 100% and returning Jamalco to full and normal operation following the restart after Hurricane Melissa; Our ability to recover losses from our insurance, including with respect to losses incurred in connection with the October 2025 equipment failure at Grundartangi; The timing and terms of the data center being constructed on our former Hawesville site to commence commercial operations and our ability to require Raylan Data Holdings LLC to repurchase our minority interest therein; The impact of Section 232 and 301 and other trade actions, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law or regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our expectations regarding the availability of the $500 million DOE funding to our new smelter project, including our ability to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter and our ability to successfully complete our new smelter project; The likelihood of our formalizing a joint venture with Emirates Global Aluminium for the new smelter project, and if we do, our ability to secure necessary power arrangements for the project on commercially reasonable terms, to timely complete construction of the project on budget, and to commence profitable operations; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits and expected outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,
	2026	2025
Net sales
Related parties	$305.9	$299.6
Other customers	343.3	334.1
Total net sales	649.2	633.7
Cost of goods sold	530.4	543.1
Gross profit	118.8	90.6
Selling, general and administrative expenses	25.8	35.5
Gain on the sale of Hawesville	(287.9)	—
Other operating expenses - net	6.9	13.8
Operating income	374.0	41.3
Interest expense - nonaffiliates	(9.9)	(10.6)
Interest expense - affiliates	(0.6)	(0.6)
Interest income	3.1	2.7
Net loss on forward and derivative contracts - nonaffiliates	(65.3)	(43.5)
Loss on early extinguishment of debt	—	(1.5)
Gain on insurance proceeds - net	33.0	—
Other expense - net	(5.5)	(3.2)
Income (loss) before income taxes	328.8	(15.4)
Income tax (expense) benefit	(1.8)	12.3
Net income (loss)	327.0	(3.1)
Net loss attributable to noncontrolling interests	(10.5)	(4.9)
Net income attributable to Century	337.5	1.8

Net income attributable to Century per common share:
Basic	$3.41	$0.02
Diluted	$3.23	$0.02
Weighted-average common shares outstanding:
Basic	99.0	96.9
Diluted	104.6	98.0

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	March 31, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$244.1	$134.2
Restricted cash	89.5	1.4
Accounts receivable - net	111.0	109.9
Non-trade receivables	41.8	38.1
Due from affiliates	52.6	29.6
Manufacturing credit receivable	173.3	172.6
Inventories	512.1	519.6
Derivative assets	6.8	1.5
Prepaid and other current assets	23.3	24.4
Total current assets	1,254.5	1,031.3
Property, plant and equipment - net	1,205.1	1,167.6
Manufacturing credit receivable - less current portion	24.9	—
Other assets	170.4	70.4
Total assets	$2,654.9	$2,269.3
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$196.1	$187.2
Accrued compensation and benefits	71.8	74.4
Due to affiliates	51.0	70.8
Accrued and other current liabilities	27.0	35.6
Derivative liabilities	104.0	58.2
Carbon credit repurchase liability	28.7	28.6
Current maturities of long-term debt	66.1	68.8
Total current liabilities	544.7	523.6
Long-term debt	479.8	479.5
Accrued benefits costs - less current portion	97.5	97.7
Other liabilities	116.9	104.9
Deferred taxes	60.6	58.4
Asset retirement obligations - less current portion	70.9	75.3
Total noncurrent liabilities	825.7	815.8
SHAREHOLDERS’ EQUITY:
Series A Preferred stock ($0.01 par value, 5,000,000 shares authorized; no shares issued or outstanding at March 31, 2026 and December 31, 2025)	—	—
Common stock ($0.01 value, 195,000,000 authorized; 106,160,568 issued and 98,974,047 outstanding at March 31, 2026; 106,155,528 issued and 98,969,007 outstanding at December 31, 2025)	1.1	1.1
Additional paid-in capital	2,572.7	2,571.5
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(48.5)	(55.2)
Accumulated deficit	(1,288.1)	(1,625.5)
Total shareholders’ equity	1,150.9	805.6
Noncontrolling interest	133.6	124.3
Total equity	1,284.5	929.9
Total liabilities and equity	$2,654.9	$2,269.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$327.0	$22.4
Adjustments to reconcile Net income to net cash provided by operating activities:
Unrealized loss on derivative instruments	48.0	3.0
Depreciation, depletion and amortization	22.7	24.0
Share-based compensation	9.4	1.9
Net periodic benefit cost	9.5	2.8
Change in deferred tax provision	2.2	1.2
Gain on the sale of Hawesville	(287.9)	—
Gain on insurance proceeds received for property damage	(1.0)	—
Other non-cash items - net	0.9	(4.7)
Change in operating assets and liabilities:
Accounts receivable	(8.9)	(12.5)
Non-trade receivables	1.0	15.4
Manufacturing credit receivable	(25.6)	(20.7)
Due from affiliates	(23.0)	16.7
Inventories	6.8	(0.1)
Prepaid and other current assets	1.1	4.0
Accounts payable, trade	24.7	20.8
Due to affiliates	(19.8)	12.2
Accrued and other current liabilities	(11.0)	(13.9)
Other - net	(7.7)	(0.2)
Net cash provided by operating activities	68.4	72.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(74.8)	(21.2)
Proceeds from the sale of Hawesville	200.0	—
Insurance proceeds received for property damage	5.0	—
Net cash provided by (used in) investing activities	130.2	(21.2)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	160.6	257.6
Repayments under revolving credit facilities	(155.7)	(300.1)
Repayments of Industrial Revenue Bonds	(7.8)	—
Repayments under Grundartangi casthouse debt facility	—	(2.3)
Payment of incentive compensation withholding taxes	(4.7)	—
Contributions from joint venture partner	7.0	5.7
Net cash used in financing activities	(0.6)	(39.1)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	198.0	12.0
Cash, cash equivalents and restricted cash, beginning of period	135.6	35.7
Cash, cash equivalents and restricted cash, end of period	$333.6	$47.7

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2026
1st Quarter	93,668	$494.3	29,197	$87.3	122,865	$581.6

2025
4th Quarter	91,885	$413.1	48,372	$138.3	140,257	$551.4
1st Quarter	94,601	$306.6	74,071	$217.3	168,672	$523.9
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	March 31, 2026		December 31, 2025
	$MM	EPS	$MM	EPS
Net income attributable to Century	$337.5	$3.23	$1.8	$0.02
Lower of cost or NRV inventory adjustment	—	—	9.8	0.09
Unrealized loss on derivative contracts, net of tax	48.1	0.46	27.6	0.27
Loss on extinguishment of debt	—	—	1.5	0.01
Share-based compensation	9.4	0.09	32.6	0.32
Gain on the sale of Hawesville	(287.9)	(2.75)	—	—
Hawesville inventory write-down	3.3	0.03	9.9	0.10
Gain on insurance proceeds - net, net of tax	(26.4)	(0.25)	—	—
Iceland equipment failure(1), net of tax	60.0	0.56	30.9	0.30
Jamalco hurricane impact(2)	5.9	0.06	5.7	0.06
Mt. Holly expansion(3)	7.5	0.07	8.0	0.08
Mt. Holly emergency energy charges	13.3	0.13	0.4	—
Adjusted net income attributable to Century	$170.7	$1.63	$128.2	$1.25
(1) Represents impact of property damage and business interruption as a result of equipment failure at Grundartangi
(2) Represents Century's 55% incremental and fixed costs incurred while alumina production at Jamalco was restarted after Hurricane Melissa
(3) Represents incremental costs associated with the Mt. Holly expansion project

	Three months ended
	March 31, 2026	December 31, 2025
Net income attributable to Century	$337.5	$1.8
Add: Net loss attributable to noncontrolling interests	(10.5)	(4.9)
Net income (loss)	327.0	(3.1)
Interest expense - nonaffiliates	9.9	10.6
Interest expense - affiliates	0.6	0.6
Interest income	(3.1)	(2.7)
Net loss on forward and derivative contracts - nonaffiliates	65.3	43.5
Loss on early extinguishment of debt	—	1.5
Gain on insurance proceeds - net	(33.0)	—
Other expense - net	5.5	3.2
Income tax expense (benefit)	1.8	(12.3)
Operating income	374.0	41.3
Depreciation, depletion and amortization	22.7	21.8
Lower of cost or NRV inventory adjustment	—	9.8
Share-based compensation	9.4	32.6
Gain on the sale of Hawesville	(287.9)	—
Hawesville inventory write-down	3.3	9.9
Iceland equipment failure(1)	75.0	38.6
Jamalco hurricane impact(2)	10.6	10.4
Mt. Holly expansion(3)	7.5	8.0
Mt. Holly emergency energy charges	13.3	0.4
Adjusted EBITDA	227.9	172.8
Less: Adjusted EBITDA attributable to noncontrolling interests	(3.5)	2.2
Adjusted EBITDA attributable to Century	$231.4	$170.6
(1) Represents impact of property damage and business interruption as a result of equipment failure at Grundartangi
(2) Represents incremental and fixed costs incurred while alumina production at Jamalco was restarted after Hurricane Melissa
(3) Represents incremental costs associated with the Mt. Holly expansion project

INVESTOR CONTACT	MEDIA CONTACT
Chad Rigg	Tawn Earnest
312-696-3132	614-698-6351
Source: Century Aluminum Company